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                             SUBSCRIPTION AGREEMENT


                     NEWS COMMUNICATIONS, INC. COMMON STOCK



News Communications, Inc.
2 Park Avenue, Suite. 1405
New York, NY 10016



                  1. Application. The undersigned (the "Purchaser"), intending to be legally bound, hereby purchase and subscribe for, a Convertible Promissory Note (the "Note"), convertible into (the "Shares") of the common stock (the "Common Stock"), of News Communications, Inc. (the "Company"), in the aggregate principal amounts set forth opposite Purchaser's name on the signature page hereof.

         THE SECURITIES offered hereby HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES ACT OF ANY STATE. THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SECTION 4(2) OF THE SECURITIES ACT. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH SALES AND TRANSFERS ARE MADE PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                  2. Representations and Warranties of the Purchasers. Each of the Purchasers represents and warrants, severally and not jointly, to the Company as follows:

                           (a) Purchaser, in making the decision to enter into this Agreement and to commit to purchase the Note, has relied upon independent investigations made by him and his representatives, if any. No oral representations have been made or oral information furnished to any Purchaser in connection with the commitment to purchase the Note; and Purchaser and/or its advisors have had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Note.

                           (b) Purchaser has been or will be supplied with or has and will have sufficient access to all information, including financial statements and other financial information of the Company, and has been afforded with an opportunity to ask questions of and receive answers concerning information to which a reasonable investor would attach significance in making investment decisions, so that as a reasonable investor the








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         undersigned has been able to make the undersigned's decision to commit to purchase the Note.

                           (c) Purchaser is able and will be able to bear the substantial economic risks of an investment in the Note for an indefinite period of time, has no need for liquidity in such investment, has made and will have made commitments to investments that are not readily marketable which are reasonable in relation to the undersigned's net worth and, at the present time, could afford a complete loss of such investment.

                           (d) Purchaser has such knowledge and experience in financial, tax and business matters so as to enable him to utilize the information made available to him in connection with the commitment to purchase and the purchase of the Notes to evaluate the merits and risks of an investment in the Notes and to make an informed investment decision with respect thereto.

                           (e) Purchaser acknowledges that the purchase of the Notes involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Note, including the total loss of its investment. Purchaser is not relying on the Company with respect to the tax and other economic considerations of an investment in the Note, and Purchaser has relied on the advice of, or has consulted with, only its own advisor(s).

                           (g) Purchaser has and will have full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company and is authorized and otherwise duly qualified to purchase and hold the Note and to enter into this Subscription Agreement.

                           (h) Purchaser will be purchasing the Note for its own account, for investment and not with a view to resale or distribution except in compliance with the Securities Act.

                           (i) Purchaser understands that the Note is being offered and sold in reliance on an exemption from the registration requirements of federal and state securities laws under Section 4(2) of the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of Purchaser to acquire the Note. The representations, warranties and agreements contained herein are true and correct as of the date hereof and may be relied upon by the Company, and the undersigned will notify the Company immediately of any adverse change in any such representations and warranties which may occur prior to the acceptance of the subscription and will promptly send the Company written confirmation thereof. The representations, warranties and agreements of Purchaser contained herein shall survive the execution and delivery of this Subscription Agreement and the purchase of the Note.






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                           (j) No Purchaser nor any of his respective affiliates
         or agents will, directly or indirectly, maintain any short position in the Shares or any other securities of the Company for so long as the Note or any of the Shares are owned by the undersigned.

                  3. Accredited Investor Status. Purchaser further represents and warrants that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

                  4. Registration Rights. Purchaser is a party to a Subscription Agreement dated July 28, 1999 pursuant to which such Purchaser has been granted registration rights with respect to the shares subscribed for therein (the "1999 Subscription Agreement"). The Company hereby agrees that the Shares shall have the benefit of the registration rights set forth in the 1999 Subscription Agreement as if they were included therein and the provisions of Sections 4 and 5 of the 1999 Subscription Agreement shall be applicable with respect to the Shares.

                  5. Miscellaneous.

                           (a) This Agreement shall survive the death or disability of the undersigned and shall be binding upon the undersigned's heirs, executors, administrators, successors and permitted assigns.

                           (b) This Agreement and the documents referred to herein constitute the entire agreement between the parties hereto with respect to the subject matter hereof and together supersede all prior discussions or agreements in respect thereof.

                           (c) This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute a single document.

                           (d) This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Any dispute arising out of or in connection with this Agreement shall be settled by arbitration in accordance with the rules of the American Arbitration Association then in effect. The location of any hearing shall be New York, New York.






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         IN WITNESS WHEREOF, the undersigned have executed this Agreement this
7th day of March, 2000.

                                             D.H. Blair Investment Banking Corp.

Principal Amount of Note: $200,000           By: /s/
                                                --------------------------------


ACCEPTED AND AGREED TO

NEWS COMMUNCIATIONS, INC.


By:/s/ Paul Mastronardi
   ______________________________
       Paul Mastronardi
       Chief Executive Officer